Bank Loans - Schedule of the Repayment Schedule for the Bank Loans (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of the Repayment Schedule for the Bank Loans [Abstract]
2026	$ 47,421
2027	3,660
2028	17,252
2029	2,228
20330	2,450
Thereafter	8,242
Total	$ 81,253	$ 55,791